EXHIBIT 10.15

Confidential treatment has been requested with respect to portions of this document. Such portions are indicated by "[*]".

                                   *   *   *

PURCHASE ORDER 111496
DRD 100610

Delphi Energy & Engine Management Systems
SEE BELOW
     Delphi Automotive Systems
     Disbursement Analysis Dept.
     P.O. Box 438040
     Pontiac, MI  48343-6040

DELPHI Energy & Engine
Management Systems
Anderson, Indiana  46018-9986 USA


                                    Page 1
Pegasus Div. Of Emcore Corp.
Attn.: Lou Koszi
394 Elizabeth Avenue
Somerset, NJ  08873


The Seller agrees to sell and the Buyer agrees to purchase subject to the terms and conditions hereof, approximately the percentage indicated on Exhibit "A" attached hereto of the Buyer's requirements of the items shown on such Exhibit "A" effective 11/13/96.

This purchase order will expire on 12/31/97, except that, if buyer submits to seller a new and revised Exhibit "A" during May 1997, such submission shall constitute an offer of renewal by Buyer to continue to purchase from Seller those goods or services identified on Exhibit "A" pursuant to the terms and conditions of this purchase order, with a new expiration date of 12/31/98. Unless Seller notifies Buyer in writing of it's rejection of this offer within 15 days of Seller's receipt of the new or revised Exhibit "A", Seller will be deemed to have accepted the offer.

This same renewal mechanism will apply to the renewed purchase order, and any renewal periods thereafter.

Shipments are authorized only when released by our shipping schedule.

Please manually sign the purchase order acknowledgement and each page of the Exhibit "A" and return to the Buyer.
EFT/Manual check payments Seller agrees to payment in accord with its current EFT Payment Agreement or, where EFT is not in place. That GM may defer making payment by paper check during any recognized GM holiday until the next GM
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business day without being in default or losing any cash discount privileges.

The following pertains to shipments to Indiana only. Direct payment permit #003280489 for Indiana sales and tax use.

In order to complete our records, it is necessary to have the acknowledgment copy of the purchase order and/or amendment signed and returned at once. Your prompt attention and reply will be appreciated.

Return the acknowledgement copy to:
     Delphi E Purchasing Department
     P.O. Box 2439
     Anderson, IN  46018

Ship to plant specified on purchase order via Delphi Energy & Engine Management Systems Traffic Department Instruction Letter. If no letter on file call 1-800-436-6668. Note that Delphi Energy & Engine Management Systems has a consignee billing agreement with UPS. The toll free number for UPS is 800 354-7527. Pre-paid and add may not be used with UPS.

Deliver to Dept. must appear on all packing slips.

Seller represents that goods purchased under this order were not produced with forced labor (as defined in 19 U.S.C. 1307) either by Seller or Seller's suppliers. Seller shall indemnify Buyer against any liability Buyer may incur if this representation is incorrect.


                                    * * *

These Numbers Must Appear on All
Packing Slips and ______________

A UNIQUE NUMBER IDENTIFIED AS A SHIPMENT NUMBER
MUST APPEAR ON ALL PACKING SLIPS & CORRESPONDING INVOICES


SUBMIT INVOICE USING THIS
______ UNIT OF MEASURE

IEA: 551
Terms:    Net 25th PROX
FOB: Collect S.P.

SHIP VIA:

DATE TO SHIP:

GENERAL LEDGER ACCT.
SUB ACCOUNT:

CHG. DEPT.:

WORK ORDER:

PROJECT/JOB NO.
OR PLANT ORDER NO.:

F/U:  76
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DELIVER TO DEPT.:

NOTIFY:

TERMS AND CONDITIONS: This order including the terms and conditions on the face and reverse side hereof (and including additional Terms and Conditions attached herewith if the work and material is for use on a United States Government Contract), contains the complete and final agreement between Buyer and Seller and no other agreement in any way modifying any of said terms and conditions will be binding upon Buyer unless made in writing and signed by Buyer's authorized representative. To the extent that the goods ordered and/or shipped hereunder are by nature subject to Federal excise tax, the following exemption certificate of Registration No. 380572515-001-9, issued by the District Director, Internal Revenue Service, Detroit, Michigan, and that the article or articles specified in this order will be used by it as material in the manufacture of, or as a component part of another article to be manufactured by it. SEE REVERSE SIDE HEREOF FOR THE TERMS & CONDITIONS TO WHICH SELLER AGREES BY ACCEPTANCE OF THE ORDER. This order is not binding until accepted. Acceptance should be executed on acknowledgment copy which should be returned to buyer.


SEE REVERSE SIDE FOR SHIPPING AND BILLING INSTRUCTIONS.


AUTHORITY FOR DIRECT PAYMENT SALES AND USE TAX. The Indiana Department of Revenue under authority of Section 52 of the State Gross Retail Tax and Use Tax Act, authorizes the above operating Division of General Motors Corporation to make direct payment of such tax imposed on any purchase, use, storage or other consumption of tangible personal property or service.
DO NOT BILL INDIANA SALES TAX-REGISTERED RETAIL MERCHANTS CERTIFICATE No. 380572515-002-7.


Direct Payment Permits may not be used for the purchase of licensed vehicles or utilities, or for lump sum contracts for improvement of realty.
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Purchase Order
Amendment No.:  156813


                           PURCHASE ORDER AMENDMENT


Pegasus Div. Of Emcore Corp.
Attn.: Lou Koszi
394 Elizabeth Avenue
Somerset, N.J.  08873


IN ORDER TO COMPLETE OUR RECORDS, IT IS NECESSARY TO
HAVE THE ACKNOWLEDGEMENT COPY OF THE PURCHASE ORDER
AND/OR AMENDMENT SIGNED AND RETURNED AT ONCE.
YOUR PROMPT ATTENTION AND REPLY WILL BE APPRECIATED.

WE ARE AMENDING PURCHASE ORDER AS NOTED BELOW AND AUTHORIZE YOU TO CHANGE YOUR RECORDS IN ACCORDANCE WITH THIS AMENDMENT. PLEASE SIGN AND RETURN THE ATTACHED ACKNOWLEDGMENT COPY WITHIN FIVE DAYS.
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                           PURCHASE ORDER AMENDMENT

Supplier Code: 27551

Supplier Name: PEGASUS DIV. OF EMCORE CORP.
REQUIREMENT CONTRACT                                                    Page 1

EXHIBIT A                                                             11/17/96

DELPHI-E                                                                Date
Division of General Motors Corporation
Anderson, Indiana  46018
Contract Number:  100610

All information below effective at once unless otherwise stated
ADD PART TO CONTRACT  10493927N
DESCRIPTION:   MAGNETO RESISTOR

METHOD OF MANUFACTURE:
DELIVERY PLANT:              57        ALPHATEC USA
DELIVERY DEPARTMENT:         5796      400 Industrial Park Dr.
SPEC REVISION DATE:          05/13/96  Manteca, CA  95336
PERCENT OF BUSINESS:
MINIMUM ORDER QUANTITY:
MAXIMUM ORDER QUANTITY:
ACCOUNT DISTRIBUTION:        24008010
UNIT OF MEASURE:             PIECE
UNIT PRICE:                  [*]
PAYMENT TERMS:      NET 25TH PROX
FREIGHT ON BOARD CODE:       COLLECT S.P.
     END OF AMENDMENT

/s/  Reuben Richards
     President & CEO
     11-22-96

                             H. Kidd   317-646-3960
                             ___________________
                             Buyer

                             DELPHI-E
                             Division of General Motors Corporation
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Purchase Order Release
and Shipping Schedule

Follow Up Code: 27551 A

Pegasus Div. Of Emcore Corp.
Attn.: Lou Koszi
394 Elizabeth Avenue
Somerset, N.J.  08873

In the event of questions,
contact this person

M. Minks
915-783-4715

Date:               11/20/96
Unit of Measure:    PC
Part No.            10493927N
Description:        Magneto Resistor

Date of Order:      11/20/96
                    11/20/96

Purh. Ord. No.:     100610
                    New Rel

This Release No.:   New-Acum
                    113090

Amount of Order:    641000
                    641000

Balance Due Order:  With Rel
                    641000

Last Receipt Considered
     Date:
     P.O. Num:
     Amount:

Total Receipts
ACUM MDL YTD:

Totals:
     Fabrication:            291000
     With Forecast:          466000


MONTHLY SCHEDULE SHIPPER SHIP CODE

Ship Code:
Back Sched:

Nov: Fabrication
Dec: Fabrication             90000
Jan: Fabrication             201000
Feb: Forecast                175000
Mar: Forecast                175000
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Apr: Forecast

PLEASE READ CAREFULLY

1. The release supersedes all previous releases for this purchase order and this part number.
2. Delphi Energy & Engine Management Systems assumes no obligations for materials fabricated in excess of the Total Fabrication shown on this schedule.
3. If a credit symbol (CR) appears after quantity in 1st monthly schedule space titled "Back Schedules" this indicates overshipment of past schedule and this quantity must be deducted from the first following monthly schedule. A plain quantity in this space indicates past due and must be shipped at once.
4. Material returned for credit has been reordered. Do not subtract returns from your total shipped records.
5. All overshipments are subject to return, unless special arrangements are authorized by Delphi Energy & Engine Management Systems prior to shipment.
6. Shipments must be routed and marked in accordance with Delphi Energy & Engine Management Systems' Traffic Department instructions.
7. In the event premium transportation is necessary because regular shipments have not been made in a timely manner in accordance with the release schedule, all excess charges must be assumed by the seller.
8. Review cancellations promptly. Unless advised in writing within 15 days, we will assume cancellation is made without charge.
9. If you are unable to maintain prices on our purchase orders due to this schedule, please advise at once.
10. Sign and return the acknowledgment copy at once, listing definite shipping promises. Unless advised within 10 days, records are assumed correct.
11. Shipments against this schedule are NOT authorized without production sample approval or the use of a Delphi Energy & Engine Management Systems Engineering Permit which allows the shipment of unapproved material. (Ref: Supplier Quantity Manual).

OUR SHIP CODE SPECIFIES THE TIME PARTS OR MATERIAL ARE
TO LEAVE YOUR PLANT - NOT THE ARRIVAL TIME AT OUR PLANT.

DATE

/s/  K.E. Szymczak

WE HEREBY ACKNOWLEDGE RECEIPT OF THIS SCHEDULE.
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